UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 21, 2009

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA		24541
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 434-792-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

American National Bankshares Inc. reported the resignation of Neal A. Petrovich - Senior Vice President, Chief Financial Officer, Treasurer, and Secretary.  Mr. Petrovich resigned to accept a position as Executive Vice President and Chief Financial Officer with Hampton Roads Bankshares, Inc, the financial holding company for Bank of Hampton Roads, Shore Bank, and Gateway Bank & Trust Co.  Hampton Roads Bankshares, Inc. is headquartered in Norfolk, Virginia, and, through its bank subsidiaries, operates banking offices in Virginia, Maryland, and North Carolina.  Mr. Petrovich’s resignation will become effective February 6, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2009                                   /s/ Charles H. Majors
                                                  President and Chief Executive Officer